                             Press Release


FOR IMMEDIATE RELEASE

For: MobileMedia Corporation
Media Contact: Krista Grossman - 212/484-7760
Investor Contact: Laura Wilker - 201/462-4959

[Logo] MobileMedia

                     MOBILEMEDIA SEEKS TO STAY FCC HEARING

--------------------------------------------------------------------------------

RIDGEFIELD PARK, NEW JERSEY, APRIL 24, 1997 - MobileMedia Corporation [Nasdaq:
MBLQE] announced today that it filed a motion on April 23, 1997 with the Federal Communications Commission (FCC) seeking a stay of the hearing proceeding instituted by the FCC order entered April 7, 1997. The motion discusses the consequences of a grant and a denial of the motion to the Company and its debt and equity holders. MobileMedia has filed a Current Report on Form 8-K with the Securities and Exchange Commission that includes a copy of the motion.




                                      ###